UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2021

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000, Tempe, AZ	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2021, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of NortonLifeLock Inc. (the “Company”) approved the FY22 Executive Annual Incentive Plans (the “Annual Incentive Plans”) for the Company’s named executive officers.

Under the terms of the Annual Incentive Plans, the named executive officers will be eligible to receive performance-based incentive bonuses based on the Company’s achievement of fiscal 2022 non-GAAP bookings, provided an initial operating gate measured at fiscal 2022 non-GAAP operating profit dollars is achieved, as detailed below.

For our anticipated named executive officers for fiscal 2022, the target funding under the FY22 Executive Annual Incentive Plans are as follows: for Vincent Pilette, 125% of annual base salary at 100% achievement; for Natalie Derse, 80% of annual base salary at 100% achievement; and for Bryan Ko, 80% of annual base salary at 100% achievement.

For the non-GAAP bookings metric: (a) at the threshold achievement level of less than 97% of target, the funding level is 0%; (b) above the threshold achievement level, the funding level increases incrementally, up to a level of 100% at 100% achievement; (c) above the target achievement level, funding increases incrementally, up to a cap of a 200% funding based on achievement of 105% of target; and (d) there is zero funding if the achievement is below 97% of target.

Notwithstanding the foregoing, an operating gate measured at fiscal 2022 non-GAAP operating profit dollars must first be met. If fiscal 2022 non-GAAP operating profit dollars is less than the target amount, no funding will be made under the Annual Incentive Plans.

With respect to the above metrics, the calculations will be made assuming that foreign currency is held constant at plan rates. The measurement period for all metrics is the fiscal year ending on April 1, 2022.

With the exception of Vincent Pilette, the individual payout amount will be determined based on an assessment of individual performance against a set of financial, non-financial, individual, and team-based goals and will be allocated from the bonus pool. The bonus payment for Vincent Pilette will be calculated based on the company’s financial metrics as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: June 29, 2021	By:	/s/ Bryan Ko
Bryan Ko Chief Legal Officer and Corporate Secretary